

# SHENGDATECH, INC

Investor Presentation

November 2008

# Safe Harbor Statement

## CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, increasing market and applications for NPCC, acceptance of NPCC by the tire industry, our ability to protect intellectual property, government regulations, and cost of raw material. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

# Company Overview

| | |
|---|---|
| **Business** | ➢ The largest manufacturer of Nano Precipitated Calcium Carbonate ("NPCC") in China with proprietary technology<br>➢ A leading coal-based chemical manufacturer in Shandong Province, China<br>➢ 1,344 employees as of September 30, 2008 |
| **History** | ➢ Mr. Chen, President & CEO, acquired the coal-based chemical facility in 2000 and integrated it into SDTH in 2005<br>➢ Commenced NPCC operations in 2001 |
| **Market Quote** | ➢ Stock Price(11/12/2008): $4.03<br>➢ Market Cap: approximately $218 million<br>➢ Diluted Shares Outstanding: 68.3 million<br>➢ P/E* (TTM): 6.0 X<br>➢ P/S (TTM): 1.63 X |

* *Net Income excludes the impact of accelerated depreciation of equipment related to the closure of ShengdaTech's Tai'an City chemical facility.*

# Recent Key Achievements

| | |
|---|---|
| **NPCC Capacity** | ➢ Current NPCC Capacity: 190,000 metric tons (MT)<br>➢ Jul. 2007, added 40,000 MT of capacity to the Shaanxi facility<br>➢ Apr. 2008, added new stainless steel production lines with of 60,000 MT capacity to the Shaanxi facility<br>➢ October 2008, begun construction of a new stainless steel production line with designed annual capacity of 160,000 MT in Zibo, Shandong Province. The first phase with 60,000 MT NPCC capacity expected to come online by July 2009 |
| **Penetration of New End Markets** | ➢ 141 existing NPCC customers in 3Q08, compared to 76 customers a year ago<br>➢ Jan. 2008, launched a new NPCC application for premium color ink jet paper<br>➢ Feb. 2008, launched a new NPCC product for polyethylene (PE) with the largest plastics manufacturer in Singapore<br>➢ Jun. 2008, introduced new NPCC application for automobile undercoating paints |
| **Advanced R&D Facility** | ➢ Mar. 2007, commenced operations at exclusive NPCC R&D center in Shanghai<br>➢ Nov. 2007, granted patent for the breakthrough Membrane Dispersion technology co-developed with Tsinghua University |
| **Successfully raised capital** | ➢ Successfully raised $115.0 million in gross proceeds from the sale of 6.00% senior convertible notes due 2018, including full exercise of the over-allotment option. |

# The Leading NPCC Manufacturer in China

- **Nano Precipitated Calcium Carbonate ("NPCC")**
  - A functional additive with growing range of applications
  - Provides significant benefits over traditional fillers and additives
  - Enhances performance of end products and reduces production cost
- **The Largest Manufacturer of NPCC Product in China**
  - Well positioned with large scale production capacity and stable "supply to retain existing customers and attract new customers



**Annual Capacity Comparison of Major Domestic NPCC Manufacturers**


Metric Tons
300,000
250,000
200,000
150,000
100,000
50,000
0
250,000 – Target annual capacity as of July 2009
190,000 – Current annual capacity as of April 2008
100,000
50,000
50,000
15,000
15,000
15,000
7,000
3,000
ShengdaTech
Jilin Tianze
Guangdong Enping Jiawei
Shanghai Yaohua Nano-Tech
Henan Keli
NanoMaterials Technology
Shanxi Lanhua Huaming
Shanghai Perfection
Mengxi Nanometer Material

Source: *China Chemical News Weekly, October 2007*

# NPCC Improves Performance of End Products…



## Tire & Rubber

> Increased traction resistance, tear resistance
> Improved break elongation, tensile strength and aging resistance
> Reduces material cost without impacting reinforcing or whitening features



## Paints, Oil Ink & Adhesive

> Improves surface uniformity Enhances color fastness / glossiness and UV resistance
> Better oil absorption
> Reduces filler and pigment costs



## Automobile Undercoating Paint

> Improves the quality of automobile undercoating paint,
> Reduces damage caused by stone chips, rough weather, and prevents rusting
> Cost advantage of approximately 6%-8% compared to imported NPCC



## PVC and PE Materials

> Improves flexibility, tensile strength, durability and heat resistance of polymers
> Stabilizes dispersion and Improves color fastness & glossiness
> Reduces material cost



## Paper

› Better printability
› Improves color glossiness, whiteness and opacity
› Used in paper and paper coating to substitute for more expensive raw materials

# NPCC Improves Performance of End Products…

Actively expanding the application of our NPCC products to the asphalt, polypropylene, epoxy resin and other end markets



NPCC % Revenue 3Q2008
PE, 7.5%
Paints, automobile undercoating paint, pare, and ink, 9.4%
Tire, 42.3%
Latex/Adhesive, 9.7%
PVC, 31.1%

# … Adding Cost Benefits

- Reduces product cost through substitution of more expensive materials while enhancing performance of end products
- Requires minimum equipment change to incorporate into the manufacturing process

| End Products | Traditional Fillers | NPCC Usage as % of End Product Weight | Cost Saving Per MT End Product |
|---|---|---|---|
| Tire | Carbon Black | 10% | \$25 - \$30 |
| PVC | Silicon Dioxide | 5% | \$20 - \$27 |
| PP/PE | Silicon Dioxide | 5% | N.A. |
| Adhesive | Silicon Dioxide | 15% | \$40 - \$50 |
| Paints | Titanium Dioxide Kaolin | 5% | \$27 - \$40 |
| Coating Paper | Titanium Dioxide Silicon Dioxide, Kaolin | 6% | \$27 - \$40 |
| Automobile Undercoating Paints | Imported NPCC | 15%-20% | \$75 - \$100 |

*Source: Company estimates*

# Established NPCC R&D Capability

## Customer-focused NPCC R&D Center

> Establish a new R&D center in Shanghai in 2007
> Focus on:
  - Improving performance of existing products
  - Developing innovative NPCC applications
  - Developing proprietary technologies

## Experienced R&D Team

> R&D efforts led by Dr. Zhude Xu
  - Ph.D. in Chemistry from the University of Southern California
  - Over 30 years experience in the chemical material field
> 13 member team including 6 PhDs, most with over 4 years research experiences in NPCC field

## Track Record of Successful University Collaboration

> Developed the patented Membrane Dispersion technology in conjunction with Tsinghua University, with exclusive commercial use rights for 20 years
> Developed proprietary NPCC modification formulas with Qingdao University of Science and Technology

- **Reduce production cost and improve gross margin**
- **Develop proprietary and customized formulas for various customers**

# Advanced NPCC Manufacturing Technology

- Enhance NPCC product quality and consistency
- Reduce production cost significantly

**NPCC Manufacturing Technology Roadmap**



Profit
Time
Traditional Technology (1)
✓ Low efficiency
✓ Unstable particle-size of NPCC
✓ Low production cost
Ultra Gravity Technology
✓ High production cost
✓ Complex quality control process
✓ Developed by Beijing University of Chemical Technology
Membrane-Dispersion Technology
✓ Co-developed with Tsinghua University
✓ Breakthrough technology with consistent particle size and uniformity
✓ Improved NPCC quality leads to superior end product
✓ Reduction in product cost
✓ 20-year patent protection

*Notes: (1) Refers to continuous and interval bubbling carbonation methods*

# Significant Room for Further Market Penetration

- NPCC has tremendous growth potential as many of its existing and best-suited end markets are largely under-penetrated

| Applications | 2007 Output in China | % of Potential NPCC Usage | NPCC Potential Market Size | SDTH Shipment in 2007 | SDTH Penetration [1] |
|---|---|---|---|---|---|
| | MT'000 | % | MT'000 | MT'000 | % |
| Tire | 6,000 [2] | 10% | 600 | 54 | 9.0% |
| PVC | 9,700 | 5% | 485 | 45 | 9.3% |
| Polyethylene/ Polypropylene | 14,000 | 5% | 700 | - | - |
| Adhesive | 300 | 15% | 45 | 10 | 22.2% |
| Paints | 4,200 | 5% | 210 | 7 | 3.3% |
| Coating Paper | 5,500 | 6% | 330 | - | - |

*Notes: (1) SDTH Penetration = SDTH shipment in 2007 divided by NPCC potential market size*
*(2) Assuming average weight for each tire = ~11 kg*
*Source: National Bureau of Statistics of China, Company estimates*

# Expanding Addressable Markets & Geographic Reach

- We have continued to expand applications of our NPCC products to new end-markets since our NPCC business was established in 2001

**Application Expansion of NPCC Products**

| | | | | |
|---|---|---|---|---|
| 2001<br>Tire & PVC | 2002<br>Water-based Paints & Ink | 2005-2006<br>Latex, Adhesive & Sealant | 2007-08YTD<br>Paper, Oil-based Paints, PE & Undercoating paints | 2008E<br>Asphalt, paper making, and epoxy resin & PP |

- We are expanding our geographic coverage both within China and to overseas markets

**Geographic Expansion of NPCC Products**

| | | | | |
|---|---|---|---|---|
| 2001<br>Shandong & Northern China | 2004<br>Yangtze River Delta | 2006<br>Shaanxi & Guangdong | 2007-08YTD<br>Southeast & East Asia | 2008E<br>Further geographic expansion |

# Diversified NPCC Customer Base

## Key Sales Achievements

- Diversified customer base
  - Top 5 NPCC customers represented 22.3% of sales in 2007 and 17.8% in the first nine months of 2008
- Strong sales momentum enabled by experienced and expanding sales & marketing team
  - 42 experienced direct sales personnel: 36 for NPCC and 6 for coal-based chemicals
  - Including 17 international sales personnel, with extensive experience in foreign trade, focus on overseas expansion



## Diversified NPCC Customer Base



NPCC Customer Numbers
250
200
150
100
50
0
Rev. as % of Top 5 NPCC Customers
40%
30%
20%
10%
0%
37.3%
37.4%
35.9%
33.3%
22.3%
17.8%
2003
2004
2005
2006
2007
9 mos 2008

# New NPCC Production Facility in Zibo, Shandong Province



Zibo, Shandong Province



Stainless Steel NPCC Facility

## Location

- Land use rights for 58 acres of land to construct the new facility and for future expansion
- Close proximity to:
  - high-quality limestone reserves
  - current and prospective customers
  - shipping port to serve growing international customer base

## Technology and Resources

- Stainless steel production lines to produce highest quality of NPCC
- Patented Membrane Dispersion technology to be used
- Local government to provide sources of supply for limestone with reserves of at least 150 million metric tons, expected to yield 107 million tons of NPCC
- Mining rights to be transferred to the Company within 12 months

## Production Capacity

- Total designed annual capacity of 160,000 MT
  - Phase 1: 60,000 MT expected to come into production in July 2009
- The total annual production capacity of NPCC will expand to 250,000 metric tons by July 2009

# Leading Regional Coal-based Chemical Business

- Regional leader and local focus
- Direct sales to chemical factories and farmers
- Benefiting from a global up cycle in the chemical sector
- Stable cash flows provide capital for NPCC expansion

**Chemical Products Rev. Breakdown, 3Q08**


Methanol, 16.8%
Ammonium Bicarbonate, 30.0%
Melamine, 13.9%
Liquid Ammonia, 37.5%

# Chemical Business - Products









**Ammonium Bicarbonate**

- Used for nitrogenous fertilizer
- Necessary for agriculture industry and supported by Chinese government
- Shandong Prov. ranks No. 1 in China by fertilizer output

**Liquid Ammonia**

- Used for manufacture of refrigerant, pesticides and compound fertilizers

**Methanol**

- Used for formaldehyde and fuels in the chemical industry, pharmaceutical, and textile industry
- Clean alternative to fossil fuel
- China ranks No. 2 worldwide in methanol consumption

**Melamine**

- Used in the manufacture of melamine xylenol-formaldehyde resin

# Planned Chemical Acquisition of Jinan Fertilizer

**Jinan Fertilizer Co., Ltd.**

- Founded in 1958 as first state-owned, mid-scale nitrogenous fertilizer enterprise in China
- Seven subsidiaries and about 1,477 employees
- Products: Nitric acid, liquid ammonia, methanol, and ammonium bicarbonate.
- Well known "*Quancheng*" brand name
- 200,000 MT annual capacity for nitric acid, 75,000 MT for liquid ammonia, 40,000 MT for methanol, 30,000 MT for ammonium bicarbonate, and 30,000 MT for Carbon Dioxide
- 16% share of the domestic concentrated nitric acid fertilizer market and accounts for about 50% of China's exports on concentrated nitric acid fertilizer
- Close proximity to ShengdaTech's headquarters and provides easy access to good rail transportation

Revenue Breakdown by Products



Carbon Dioxide 8%
Ammonium Bicarbonate 8%
Methanol 11%
Liquid Ammonia 20%
Nitric Acid 53%

# Planned Chemical Acquisition of Jinan Fertilizer

***Jinan Fertilizer: Second largest nitric acid fertilizer company in China***

| | |
|---|---|
| **Turnaround Plan After the Acquisition** | > Leverage expertise of converting state-owned enterprises into profitability<br>> Increase efficiency of operations with proper human resource management and technology improvement<br>> Fully utilize strategic location of Jinan Fertilizer to expand domestic and international customer base |
| **Financial Forecasts** | > After achieving full operations, expected annual sales of approximately $150 million<br>> Gross margin estimated to be equal to ShengdaTech's chemical business at targeted production levels |
| **Relocation Plan** | > Relocation notice for the Tai'an chemical facility from the Tai'an City Government on June 16, 2008<br>> Ceased operations in Tai'an city on October 31, 2008<br>> On-going efforts to successfully complete acquisition of Jinan Fertilizer Co., Ltd |

# Robust Revenue Growth



4 year CAGR 26.2%
YoY growth 63.3%
$US Million
100
80
60
40
20
0
12.7
37.4
14.6
44.0
22.0
50.6
46.7
53.9
32.9
39.1
58.1
59.6
2004
2005
2006
2007
9 mos 2007
9 mos 2008
Chemicals
NPCC

# Gross Profit Margin



80
60
40
20
0
$US Million
50%
40%
30%
20%
10%
0%
Gross Margin %
36%
37%
40%
43%
43%
41%
24%
28%
25%
27%
26%
32%
4.6
8.8
5.3
12.2
8.7
12.7
19.9
14.7
14.0
10.3
24.1
19.1
2004
2005
2006
2007
9 mos 2007
9 mos 2008*
NPCC
Chemicals
NPCC
Chemicals

* *Gross profit and margin excludes the impact of accelerated depreciation of equipment related to the closure of ShengdaTech's Tai'an City chemical facility.*

# Net Income Growth



$US Million
50
40
30
20
10
0
40%
30%
20%
10%
0%
Net Margin %
15%
27%
24%
27%
27%
25%
7.4
16.0
17.5
27.0
19.3
29.1
2004
2005
2006
2007
9 mos 2007
9 mos 2008*
Net Income
Net Margin

* Net Income and margin excludes the impact of accelerated depreciation of equipment related to the closure of ShengdaTech's Tai'an City chemical facility.

# 3Q08 Earnings - Strong Momentum Continues

## 3Q08 Highlights

- Revenues increased to $49.3 mm, up 81.3% over 3Q07
- NPCC Sales volume of 51,701 MT, up 50.9% over 3Q07
- Pro forma gross profit increased to $18.5 million, up 91.2% over 3Q07
- Pro forma net Income increased to 11.7 million in 3Q08, up 49.2% over 3Q07
- Full year 2008 guidance[(1)]:
  - Revenue $132-$134 mm
  - Net Income $33-35 mm

**Quarterly Revenues**



$US Million
50
45
40
35
30
25
20
15
10
5
0
16.3
14.3
18.8
23.2
22.2
22.7
27.2
28.6
28.6
39.8
49.3
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08

**Quarterly Net Income**



$US Million
12
10
8
6
4
2
0
3.5
3.2
4.8
6.1
5.4
6.0
7.8
7.8
7.4
10.0
11.7
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08*

*(1) The guidance includes the impact of additional interest expense related to the $115 million convertible notes issued in May and June of 2008, but excludes expenses related to the closure of the chemical facility in Tai'an City, and anticipated expenses related to the acquisition of Jinan Fertilizer*

** Pro forma gross profit and net income excludes the impact of accelerated depreciation of equipment related to the closure of ShengdaTech's Tai'an City chemical facility.*

# Healthy Financial Position

## Balance Sheet Highlights

| (In '000 $US ) | September 30, 2008 | Dec. 31, 2007 (Restated [1]) | Dec. 31, 2006 |
|---|---|---|---|
| Cash and cash equivalents | 132,440 | 26,367 | 34,684 |
| Accounts receivable | 11,229 | 7,889 | 8,589 |
| Inventory | 6,422 | 1,955 | 2,152 |
| **Total Current Assets** | 150,229 | 38,476 | 43,457 |
| Property, plant and equipment, net | 86,481 | 62,343 | 23,573 |
| **Total Assets** | 257,263 | 100,944 | 67,029 |
| Accounts payable | 6,538 | 5,297 | 2,957 |
| **Total Current Liabilities** | 18,558 | 11,941 | 9,900 |
| **Total Liabilities** | 133,975 | 11,941 | 9,900 |
| **Total Shareholders' Equity** | 123,288 | 89,003 | 57,129 |
| **Total Liabilities and Shareholders' Equity** | 257,263 | 100,944 | 67,029 |

*Notes: (1) Advances to suppliers of $17.2 mm was reclassified to construction in progress within property and equipment*

# Key Financial Ratios

| | 2006 | 2007 | Q3 2008 |
|---|---|---|---|
| **Evaluation of Internal Liquidity** | | | |
| Current Ratio | 4.39 | 3.22 | 8.10 |
| Quick Ratio | 4.17 | 3.06 | 7.75 |
| Working Capital | $33,555,584 | $26,535,741 | $131,670,927 |
| **Evaluating Operating Performance** | **2006** | **2007** | **2008 ttm*** |
| Total Asset turnover | 1.08 | 1.00 | 0.57 |
| Fixed Asset Turnover | 3.08 | 1.61 | 1.69 |
| Equity Turnover | 1.27 | 1.13 | 1.19 |
| Gross Profit Margin | 29.45% | 34.34% | 36.53% |
| Operating Profit Margin | 24.07% | 29.36% | 31.44% |
| Net Profit Margin | 24.14% | 26.85% | 25.21% |
| Return on Asset | 26.15% | 26.78% | 14.34% |
| Return on Equity | 30.68% | 30.37% | 29.92% |

* *Excludes the impact of accelerated depreciation of equipment related to the closure of ShengdaTech's Tai'an City chemical facility.*

# Strategically Located in China to Ride on the Future Growth



Beijing
Xianyang
Tai'an
Shanghai

**Domestic NPCC Market Reach**

– Shandong, Liaoning, Hebei, Jiangsu, Henan, Shanghai, Beijing, Guangdong, Shaanxi, Fujian, Anhui, Tianjin (Denoted in Gold)

**Xianyang, Shaanxi**

– NPCC facility with annual capacity of 160,000 MT

– 20km from a high quality limestone quarry

**Zibo, Shandong**

– New NPCC facility under construction

– Phase I (60,000 MT) is expected to begin shipment in July 2009

**Tai'an, Shandong**

– NPCC facility with annual capacity of 30,000 MT

**Shanghai**

– NPCC research and development center;

– A team of 13 experienced researchers

**International NPCC Market Reach**

– Malaysia, Singapore, Thailand, Korea, Vietnam

**Jinan, Shandong**

– Acquisition of the Jinan Fertilizer (pending)

**Strategic locations close to raw material supply and end customers**

# Strategic Plans


Expand NPCC production capacity and capitalize on economies of scale
Continue to focus on R&D to penetrate into attractive end-markets
SHENGDATECH
A LEADING NPCC MANUFACTURER IN CHINA
Strengthen sales & marketing efforts and continue overseas expansion
Strategic acquisitions and investments such as Jinan Fertilizer

# Investment Highlights

1. The Leading and Fast Growing NPCC Manufacturer in China
2. Highly Favorable NPCC End-Markets Dynamics
3. Strong Customer-oriented NPCC R&D Capability
4. Diversified NPCC Customer Base with Strong Relationships
5. Expanding the Chemical Business through Acquisition of Jinan Fertilizer
6. Track Record of Strong Execution
7. Proven and Experienced Management Team
8. Strong Financial and Operational Performance
9. Progressive and Aggressive Growth Plans

# Contact Information

- CCG Investor Relations
  Crocker Coulson, President
  1325 Avenue of the Americas, Suite 2800
  New York, NY 10019
  Phone: 646-213-1915
  E-mail: crocker.coulson@ccgir.com
  Web Site: www.ccgirasia.com

- Legal Counsel
  Cadwalader, Wickersham & Taft LLP

- Auditor
  KPMG

# Appendix

SHENGDATECH, INC. AND SUBSIDIARIES
RECONCILIATION OF PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
AND COMPREHENSIVE INCOME

| | For the Three Months Ended 2008-Sep.-30 | | | For the Nine Months Ended 2008-Sep.-30 | | |
|---|---|---|---|---|---|---|
| | As Reported | Adjustments | Pro Forma | As Reported | Adjustments | Pro Forma |
| **Sale of Products** | $49,253,207 | | $49,253,207 | $117,651,564 | | $117,651,564 |
| **Cost of Products Sold** | 32,512,083 | -1,729,778 | 30,782,305 | 76,201,700 | -1,729,778 | 74,471,922 |
| Gross Profit | 16,741,124 | 1,729,778 | 18,470,902 | 41,449,864 | 1,729,778 | 43,179,642 |
| Operating Expenses: | | | | | | |
| Selling expense | 855,348 | | 855,348 | 1,944,138 | | 1,944,138 |
| General and administrative expense | 1,657,123 | | 1,657,123 | 3,681,053 | | 3,681,053 |
| Total Operating Expenses | 2,512,471 | | 2,512,471 | 5,625,191 | | 5,625,191 |
| Income from Operations | 14,228,653 | 1,729,778 | 15,958,431 | 35,824,673 | 1,729,778 | 37,554,451 |
| Other Income (Expense): | | | | | | |
| Interest expense | -1,725,634 | | -1,725,634 | -2,291,254 | | -2,291,254 |
| Interest income | 90,581 | | 90,581 | 149,896 | | 149,896 |
| Net Other Income | -1,635,053 | | -1,635,053 | -2,141,358 | | -2,141,358 |
| **Income Before Income Taxes** | 12,593,600 | | 14,323,378 | 33,683,315 | | 35,413,093 |
| Provision for income taxes | 2,667,330 | | 2,667,330 | 6,311,107 | | 6,311,107 |
| **Net Income** | $9,926,270 | 1,729,778 | $11,656,048 | $27,372,208 | 1,729,778 | $29,101,986 |
| **Earnings Per Share:** | | | | | | |
| Basic | $0.18 | | $0.25 | $0.51 | | $0.58 |
| Diluted | $0.17 | | $0.20 | $0.49 | | $0.52 |
| **Weighted Average Shares Outstanding:** | | | | | | |
| Basic | 54,202,036 | | 54,202,036 | 54,202,036 | | 54,202,036 |
| Diluted | 68,335,041 | | 68,335,041 | 60,513,076 | | 60,513,076 |

*Note: The unaudited pro forma income statement results for the three and nine months ended September 30, 2008, presented above reflect ShengdaTech's historical GAAP results adjusted to remove the impact of $1.7 million in expenses associated with the accelerated depreciation of equipment related to the closure of the Company's Tai'an City chemical facility.*



**SHENGDATECH, INC**

***Thank You***